Exhibit 10.2
BANK OF AMERICA, N.A.
225 Franklin Street / 2nd Floor
Mail Stop: MA1-225-02-04
Boston, MA 02110

as of September 5, 2019

ACRC Lender B LLC c/o Ares Management 245 Park Avenue, 42nd Floor New York, NY 10167 Attention: Real Estate Legal Department and Capital Markets	Ares Commercial Real Estate Corporation c/o Ares Management 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attention: Chief Accounting Officer
ACRC Lender B LLC c/o Ares Management 2000 Avenue of the Stars, 12th Floor Los Angeles, CA 90067 Attention: Chief Accounting Officer	Ares Commercial Real Estate Corporation c/o Ares Management 245 Park Avenue, 42nd Floor New York, NY 10167 Attention: Real Estate Capital Markets & Legal Department

RE: Ninety Day Extension of Warehouse Period for $36,820,000 Warehousing Advance (the “Crowntree Advance”) for the $45,350,000 Mortgage Loan for Crowntree Lakes, Orlando, FL (the “Crowntree Mortgage Loan”)

Ladies and Gentlemen:
Reference is hereby made to the following Loan Documents:
I.    that certain Amended and Restated Bridge Loan Warehousing Credit and Security Agreement, dated as of August 8, 2016 (as amended, restated, supplemented or otherwise modified from time to time, and as any provision thereof may be waived, the “Credit Agreement”), by and among ACRC Lender B LLC, a Delaware limited liability company (the “Borrower”), the Persons party to the Credit Agreement from time to time as lenders (the “Lenders”) and Bank of America, N.A., a national banking association, as a Lender and in its capacity as administrative agent for the Lenders under the Credit Agreement (in its capacity as administrative agent, the “Administrative Agent”);
II.    that certain Letter Agreement, executed and delivered on September 28, 2018, with an Effective Date of September 9, 2018, by and among the Borrower, the Lenders and the Administrative Agent (the “9/9/18 Letter Agreement”); and

III.    that certain Letter Agreement, dated as of December 7, 2018, by and among the Borrower, the Lenders and the Administrative Agent (the “12/7/18 Letter Agreement”).
The Borrower, the Lenders and the Administrative Agent hereby acknowledge the following:
A.    Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Credit Agreement, in the 9/9/18 Letter Agreement or in the 12/7/18 Letter Agreement;
B.    The Borrower has requested that the Crowntree Warehouse Period be extended to December 4, 2019; and
C.    Accordingly, the Administrative Agent and the Lenders are willing to grant the extension of the Crowntree Warehouse Period to December 4, 2019 solely upon the terms and conditions set forth in this letter.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:
1.    The Crowntree Warehouse Period is hereby extended to December 4, 2019 (the “Crowntree Ninety-Day Extension”).
2.    The Crowntree Ninety-Day Extension is conditioned upon payment of an additional extension fee of the $22,364.38, and shall be due and payable in full simultaneously with the execution and delivery of this Letter Agreement.
3.    The Borrower hereby warrants, represents, covenants and agrees that there exist no Defaults or Events of Default, and that Credit Agreement and each of the other Loan Documents remains in full force and effect enforceable against the Borrower in accordance with their terms.
4.    This Letter Agreement shall be governed by the laws of the State of New York, without regard to principles of conflict of laws other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and the provisions hereof may only be amended and waived by a writing signed by the Borrower and the Administrative Agent.
5.    This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument.
6.    This Agreement shall constitute a Loan Document for all purposes under the Credit Agreement.
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Please indicate your agreement to the terms hereof by signing each counterpart of this Letter Agreement and returning one fully executed counterpart to the undersigned.
Please feel free to contact the undersigned with any questions.
Very truly yours,
BANK OF AMERICA, N.A.

By: /s/ Kelsey Oneil
Name: Kelsey Oneil
Title: Vice President

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

The foregoing is agreed to as of the date first above written by an Authorized Representative authorized to do so on behalf of the Borrower.

ACRC LENDER B LLC, as the Borrower

By:	/s/ Anton Feingold Name: Anton Feingold
Title: Vice President

GUARANTOR’S ACKNOWLEDGEMENT AND CONFIRMATION OF GUARANTY:

The Guarantor hereby acknowledges the foregoing terms of this Agreement and hereby acknowledges that the Guaranty is hereby ratified and confirmed, and continues to be in full force and effect.

ARES COMMERCIAL REAL ESTATE CORPORATION, as the Guarantor

By:    /s/ Anton Feingold
Name: Anton Feingold
Title: Vice President

Cc:    Loren N. Finegold, Esq.
Latham & Watkins LLP
885 Third Avenue
New York, NY 10022

4572125.4

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